                                                                   Exhibit 10.37


                                   AGREEMENT


This Agreement (Agreement') made as of the 22 day of October, 2001 ("Effective Date") by and between Old Glory Boutique Distributing Inc. ("Old Glory"), a Connecticut corporation having its principal place of business located at 90 Knothe Rd., Westbrook, CT 06498 and ARTISTdirect, Inc., a California corporation with its principal place of business located at 5670 Wilshire Blvd., Suite 200, Los Angeles, California 90036 ("AD") (each, a "Party," and collectively, the "Parties").

WHEREAS, the Parties desire to enter into an agreement whereby, Old Glory shall provide product sourcing to and product distribution for music-related merchandise ("Merchandise") that AD will sell through its website currently titled "Artistdirect.com" (the "AD Site") and any off line distribution as the Parties may mutually agree.

NOW, THEREFORE, In consideration of the mutual promises and covenants hereinafter made, the Parties agree as follows:

1.    Product Sourcing by Old Glory

      a. Old Glory shall provide certain Merchandise, which Merchandise will be mutually agreed upon from time to time by Old Glory and AD, from Old Glory's current inventory, to AD for AD's sale to its customers through the AD Site. Old Glory will provide a list of available inventory at the URL *****. In addition, Old Glory may procure products specially requested by AD during the Term. The Parties shall mutually determine the cost of such exclusive, specially requested products.

      b. Old Glory may, in its sole discretion, and upon thirty (30) days prior written notice to AD, exclude certain items of its available Merchandise offering from AD. In addition, Old Glory may exclude items due to lack of availability or manufacturers inability to ship.

2.    Product Distribution by Old Glory

      a. Old Glory shall provide all pick, pack, and ship functions for Merchandise, including, but not limited to: receiving, tagging, packaging, put away, picking, printing of invoices, packing, and shipping. In addition, Old Glory will be responsible for handling all customer returns, subject to Section 4 below. All invoices and mailing labels will show only AD's contact information, including, but not limited to, company name, address, telephone number, and AD Site address, without any reference to Old Glory.

      b. Old Glory shall I provide technical and informational support to AD and AD's third party customer service provider and merchandising group, as necessary, to support AD's online retail offering of the Merchandise on the AD Site. (For example, such support may


--------
      * In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.

include providing AD or AD's vendor with information on the availability of specific items of Merchandise.) Additionally, Old Glory shall provide at least ***** dedicated account ***** for the purpose of supporting AD's merchandising and customer service activities.

      c. Old Glory shall provide AD with the ability to transmit and confirm Merchandise orders electronically, and Merchandise inventory look up capabilities for the purpose of order inquiry and AD Site maintenance.

      d. During the term of this Agreement Old Glory shall create a ***** for consumers that AD may pass through to its consumers if AD chooses to participate in such *****.

      e. Old Glory shall create the functionality described in this Section 2 in accordance with the Technical Requirements set forth in Attachment A. In addition, the services described in this Section 2 shall conform to the Service Level Agreement set forth in Attachment B.

      f. Old Glory shall use its best efforts to ship all orders received by Old Glory by 3:00 p.m. Eastern Time, Monday through Thursday, the same day. All orders received after 3:00 p.m. Eastern Time, Monday through Thursday, shall be shipped the following day. All orders received after 3:00 p.m. Eastern Time on Friday shall be shipped on the following Monday, unless Old Glory elects to ship such order sooner.

      g. Old Glory shall notify AD, in writing, of any changes and/or adjustments to the schedule set forth in Section 2(f) at least seven (7) days prior to any such change and/or adjustment.

      h. Old Glory shall use its best efforts to completely ship *****% of all orders within twenty-four hours of its receipt of such orders. In addition Old Glory shall use its best efforts to report to AD on a daily basis any orders not shipped completely, including information regarding when the balance of any such incomplete order will be shipped, or if AD ought to notify the customer that the balance of the order can not be shipped and therefore will be cancelled, excluding prebook items, and special request and special delivery items.

3.    Fees and Costs

      a. In consideration of Old Glory's services as set forth in this agreement, AD will pay Old Glory for any Merchandise that Old Glory procures and distributes pursuant to this agreement at Old Glory's retail price for such Merchandise *****. Old Glory's "retail price" is defined as the retail selling price for Merchandise listed on the website located at ***** (the "Old Glory Site"), which list will be maintained and updated regularly by Old Glory during the Term.

      b. Notwithstanding the foregoing, during the first sixty (60) days after the commencement of the term of this agreement Old Glory will sell Merchandise that it provides to AD hereunder, at Old Glory's retail price for such Merchandise ***** to help defer the initial

--------
      * In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.

set-up costs of entering into this agreement with AD. For the avoidance of doubt, except as expressly set forth herein, all other costs associated with any technology or set-up will be borne by the Party incurring such costs.

      c. AD will pay actual shipping costs, without mark-up resulting from the distribution of Merchandise hereunder by United States Postal Service, Federal Express, Airborne, and United Postal Service. Old Glory will invoice AD for such costs in accordance with the attached shipping costs table attached hereto as Attachment C.

      d. "Tyvec" shipping envelopes will be considered standard packaging, and Old Glory will not charge AD any fees for such packaging. AD will pay all costs associated with invoices and/or shipping labels that include the proprietary trademarks, service marks, and/or trade names of AD.

      e. In addition to the fees set forth above, Old Glory will charge AD a fee of ***** ($*****) (the "Distribution Fee") for each order fulfilled and shipped by Old Glory pursuant to this agreement, which fee amounts Old Glory will calculate as of the end of each calendar week during the Term. The weekly billing period will run from Friday 9:00 a.m. Pacific Time through Friday 8:59 a.m. Pacific time, and Old Glory will submit invoices for each billing period on the last Friday of each billing period no later than 12:00 p.m. Pacific Time. AD will pay such invoices on net ten (10) day terms. Notwithstanding the foregoing, the individual orders that require more than one shipment will entitle Old Glory to ***** Distribution Fee.

4.    Payment on Account

On even date hereof, AD will pay on account to Old Glory the sum of $***** an amount representing ***** projected average billings from Old Glory to AD. Thereafter, on a monthly basis, AD will adjust its ***** payments to Old Glory to adjust the amount on account up or down, depending upon Merchandise sales volume, in order to equate to an approximate (+/- *****%) trailing ***** sales average. For example, if the first week's billings from Old Glory to AD are $*****, AD will remit to Old Glory an amount equal to $***** on the payment terms set forth herein. If at the end of the first calendar month of the Term, the average weekly billings are $***** per week, AD will increase the payment on account by $*****. If the billings are $***** per week, AD will take a credit of $***** against amounts otherwise due hereunder. After 180 days, AD will have the right to take a credit against amounts due Old Glory hereunder up to the amount remaining on account.

5.    Returns

In addition to the fees set forth above, Old Glory will charge AD a fee of ***** ($*****) (the "Return Fee") for each Merchandise return by an AD Site customer, which return is not due to a shipping error or Merchandise damage. The Return Fee includes all fees associated with preparing return packages to customers. Old Glory will issue full credit to AD for orders shipped

--------
      * In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.

in error or for damaged Merchandise. The determination as to the basis of any returns will be based upon Old Glory's customer service return codes. For purposes of this Section 5, "full credit" will mean the *****.

6.    Insertions

      a. In each order shipped by Old Glory pursuant to this agreement, Old Glory shall include one (1) paper insert at AD's request. Any additional mailing cost as a result of such insert will be AD's responsibility.

      b. In the event that AD chooses to insert products in any orders hereunder, Old Glory shall charge AD ***** ($*****) per unit inserted, or ***** percent (*****%) of AD's revenue derived from such orders that include product inserts. Any additional shipping costs incurred as a result of such insertions will be borne by AD, or offset by the manufacturer. In the event that AD, in cooperation with a third party manufacturer, requests that Old Glory participate in any insertion program developed by AD, the Parties shall mutually agree upon the terms of Old Glory's involvement in any such insertion program.

7.    Exclusivity

During the term of this Agreement, Old Glory shall not solicit or enter into any agreement with any third party artist, third party artist manager or management company, or third party record label, for the purpose of establishing an "official" artist online store or an online store linked to, or accessible directly through an artist's website.

8.    Term and Termination

      a. The initial term of the agreement shall be six (6) months and shall commence on November 1, 2001. The Agreement shall automatically renew for two
(2) successive one (1)-year periods unless either Party gives the other Party written notice of its intent not to renew the agreement no less than ninety (90) days before the end of the initial term or any extended term. Notwithstanding anything herein stated to the contrary, this Agreement shall not be automatically renewed unless, additionally, the Parties have renegotiated paragraph 4 above and have both agreed in writing to any modifications of same.

      b. Notwithstanding anything to the contrary herein, at any time, either party may terminate this Agreement upon no less than ninety (90) days' prior written notice to the other party for any reason or no reason at all.

9.    Confidentiality

         The terms and provisions of this Agreement shall be kept confidential by both Parties and shall not be disclosed by either Party to any third party except as may be required by any court

--------
      * In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.

order or governmental agency, and except to a party's accountants, auditors, agents, and legal counsel on a need-to-know basis.

10.   Other Terms

      a. Rights in User Data and Other Intellectual Property. Old Glory hereby agrees and acknowledges that, as between Old Glory and AD, all right, title and interest in (i) all customer data generated in connection with this agreement, whether by Old Glory employees or representatives, or such employees or representatives working with AD, and (ii) any intellectual property of AD, including trademark rights, copyrights, rights of publicity, patent rights and any and all other intellectual property rights of whatever kind or nature therein and thereto, shall be solely and exclusively owned by AD throughout the universe and in perpetuity.

      b.    Default. Any of the following will constitute a "Default" under this
Agreement:

            (i)   a material breach by either Party of this Agreement;

            (ii) AD's failure to perform its payment obligation, which continues without cure for a seven (7) day period written notice thereof;

            (iii) the filing of a petition for bankruptcy by a Party, the insolvency of a Party, or the filing of an involuntary petition for bankruptcy against a Party which is not dismissed within thirty (30) days of such filing;

            (iv)  the mutual agreement in writing by both Parties; or

            (v) any representation, warranty, or certificate given or furnished by either Party shall prove to be materially false as of the date that such warranty, representation or certification was given.

      c. Assignment. The Agreement will be binding upon and inure to the benefit of each Party's respective successors and lawful assigns; provided, however, that neither Party shall assign the Agreement nor transfer any of its rights and/or obligations hereunder without the written consent of the other Party; further provided, however, that either Party, without the written consent of the other Party, may assign its rights and obligations under the Agreement to an entity that acquires all or substantially all of such Party's business stock or assets. After notice of such is given to the other Party. Any attempted assignment, sublicense, transfer, encumbrance or other disposition by either Party in violation of this Section shall be null and void and of no effect and shall constitute a breach of the Agreement, for which the sole remedy of the non-breaching Party's shall be the termination of this Agreement.

      d. Disclaimer. Old Glory shall utilize good faith commercially reasonable efforts to perform its obligations here, and simple or non-negligent errors should not rise to the level of material default. Old Glory shall not be responsible for the verification or review of the accuracy, relevance, or legality of information provided by AD for communication or use in the performance of Services and, so long as Old Glory uses such information in accordance with AD's directions, AD waives any claim related thereto.

      e. Limitation of Liability. NEITHER OF THE PARTIES HERETO SHALL HAVE ANY LIABILITY TO THE OTHER PARTY HERETO OR TO ANY THIRD PARTY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, EXEMPLARY, INCIDENTAL, OR PUNITIVE DAMAGES ARISING UNDER THE TERMS OF THIS AGREEMENT, EVEN IF ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT IN INSTANCES OF FRAUD AD acknowledges that nothing in this Agreement shall be deemed to establish a contractual or other legally recognizable relationship between Old Glory and a customer, it being agreed that the Services provided hereunder are for AD's benefit.

      f.    Miscellaneous

            (1) This Agreement, its performance, and all suits and special proceedings pursuant to this Agreement will be construed in accordance with the laws of the State of California. Any controversy or claim arising out of or relating to this Agreement, or the breach of this Agreement, shall be brought only on the State and/or Federal Courts located in: (a) Los Angeles, California if brought by Old Glory, or (b) Hartford, Connecticut if brought by AD. (2) No waiver or modification of this Agreement or any covenant, condition or limitation contained herein shall be valid unless in writing and executed by both Parties. (3) Should any part of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provision shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the Parties. (4) Each party acknowledges that it has read this Agreement, understands it, and agrees to be bound by its terms. (5) This Agreement represents the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations, statements and writings between the parties relating thereto with regard to the subject matter hereof. (6) All powers and remedies given by this Agreement shall be cumulative and in addition to those provided by law. (7) This Agreement may be executed in several counterparts, each of which shall be deemed an original for all purposes. (8) Neither failure nor delay on the part of one Party in exercising any right under this Agreement shall operate as a waiver of such right, nor shall any single or partial exercise of any such right preclude any further exercise thereof or the exercise of any other right.

      g. Indemnification. Each party agrees to defend, indemnify and hold harmless the other party and its successors, and assigns, from and against any and all third-party claims, liabilities, costs and expenses (including attorneys' and accountants' fees reasonably incurred) in connection with any material breach of the provisions of this Agreement by the other party (the "Indemnifying Party"). The "Other Party" (i.e., the party entitled under this Section) to be indemnified) shall not settle any claim without first notifying the Indemnifying Party of terms of any proposed settlement and obtaining its prior written consent thereto; however, if the Indemnifying Party does not wish to consent to the proposed settlement, it shall nevertheless be deemed to have consented thereto unless the Indemnifying Party posts, within ten (10) days after such notice, a bond, satisfactory to the Other Party in its reasonable discretion, to assure the Other Party of reimbursement for all damages, liabilities, costs and expenses (including legal expenses and counsel fees reasonably incurred) that the Other Party, in its reasonable business judgment, will incur as a result of such a claim. The Indemnifying Party shall, upon demand, pay the person or entity being indemnified hereunder for any payment made or required to be made by such person or entity at any time (including after the Term) in respect of any liability, damage, or expense to which the foregoing indemnity relates.

      h. Notice. All notices given to the parties hereunder and all statements and payments hereunder shall be addressed to the parties at the address set forth below or at such other address as shall be designated by the parties in writing from time to time:

            If to AD:

            ARTISTdirect, Inc.
            5670 Wilshire Boulevard, Suite 200
            Los Angeles, California 90036
            Attn:  Legal & Business Affairs Department
            Fax:   (323) 634-4299

            If to Old Glory:

            Old Glory Boutique Distributing Inc.
            90 Knothe Rd.
            PO Box 1040
            Westbrook, CT 06498-1040
            Fax:   (880) 399-7786

All notices shall be in writing and shall be personally delivered, or served by certified mail, return receipt requested, or by overnight mail service such as Federal Express, all charges pre-paid. Except as otherwise provided herein, such notices shall be deemed given three days after mailing or delivery to an overnight mail service, all charges prepaid, except that notices of change of address shall be effective only after actual receipt thereof. The failure of the recipient to accept or receive notice given by certified mail, return receipt requested, postage pre-paid, shall not affect the validity of the notice.

      i. Force Majeure. The Parties shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from doing so by cause or causes beyond either party's control which shall include, without limitation, all labor disputes, civil disturbance, war, warlike operations, invasions, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fires or other casualty, inability to obtain any material or service or acts of God. Nothing contained in this paragraph shall excuse AD from paying in a timely fashion any payments due under the terms of this Agreement.

(signatures follow)

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the dates set forth below.

ARTISTdirect, INC.                          OLD GLORY Boutique Distributing Inc.


By:  /s/ THOMAS F. FUELLING                 By:  /s/ GLENN MORELLI
   --------------------------------            ---------------------------------
Print Name:  THOMAS F. FUELLING             Print Name:  GLENN MORELLI
           ------------------------                    -------------------------
Title:  EVP, FINANCE & OPERATIONS           Title:  President/CEO
      -----------------------------               ------------------------------
Date:           10/23/01                    Date:             10/22/01
     ------------------------------              -------------------------------

                                  ATTACHMENT A


                             TECHNICAL REQUIREMENTS



1. Old Glory will provide electronic transaction interfaces to its technology system for the purposes of fulfilling its obligations as set forth in this Agreement. Old Glory will provide AD access to its technology through a two
(2)-phase process as follows:

      a.    Phase One

      i. Upon execution of this Agreement, Old Glory will provide AD with a dedicated PC computer and printer that matches certain technical specifications to be provided by AD, including, but not limited to, a dedicated Internet link capable of 3DES VPN connectivity, at Old Glory's warehouse facility, which computer and printer will have access to AD's e-commerce software, SAP, for the purpose of printing AD's Merchandise orders pursuant to this Agreement. Old Glory will manually acknowledge, pick, pack, and ship such orders.

      ii. Phase One technology will include the capability to accomplish the following:

            A. Inventory Inquiry From AD. Old Glory will develop a real-time interface, which interface will, upon query, return current inventory information for a requested SKU that will allow AD to present availability information to consumers in accordance with mutually agreed business rules.

            B. Order Inquiry From AD. Old Glory will develop a real-time interface capable of responding with fulfillment status information for a requested order that will allow AD to present availability information to the consumer in accordance with mutually agreed business rules.

      b.    Phase Two

      i. Upon execution of this Agreement, Old Glory will develop technology interfaces to accomplish the following:

            A. Old Glory will develop a real-time interface capable of returning status of success, or failure with reason codes for Old Glory's receipt of consumer orders to be shipped on behalf of AD.

            B. Old Glory will develop a real-time or batch interface for sending acknowledgement of orders to be shipped on behalf of AD. If the technology makes partial shipments possible, such interface must provide line item detail.

            C. Old Glory will develop a real-time or batch interface for sending acknowledgement of consumer returns received by Old Glory. Return disposition as to whether a consumer will receive credit will be included.

2. All real-time interfaces will use standard http protocol, with well formed XML data documents. All batch interfaces will be ascii text file format containing well formed XML data documents, transmitted via FTP.

3. Old Glory will provide access to technical and business personnel for the purpose of defining mutually agreed business rules, integration testing, and implementation support as needed.

4. Old Glory will provide ongoing access to technical personnel for technical support of the interfaces as needed.

                                  ATTACHMENT B


                        SERVICE LEVEL AGREEMENT ("SLA")


1. Overview. Old Glory's technical infrastructure shall serve the functions outlined in Attachment A (Technical Requirements) with such performance that that ARTISTdirect website will not be slowed down when using such functions.

2. Service Level. Old Glory shall use its best efforts so that its services shall be available to users a minimum of *****% of the time and that there would be no interruption in such public accessibility that exceeds *****. Exceptions to the foregoing availability levels will be: routine scheduled maintenance for which Old Glory will give ARTlSTdirect prior written notice as set forth in Section 3 below, and planned outages (as defined below), force majeure events, and any other events beyond Old Glory's reasonable control.

3. Maintenance. Old Glory will use best efforts to limit routine scheduled maintenance and planned outages to the hours between *****. Old Glory will use its best efforts to provide ARTlSTdirect with written notification of any routine scheduled maintenance and/or planned outages no later than by 5:00 p.m. Pacific Time on the previous business day. For purposes of this SLA, email notification to ARTlSTdirect's Chief Information Office and/or another individual identified by ARTlSTdirect shall be sufficient written notification hereunder. Old Glory shall use its best efforts so that routine scheduled maintenance and planned outages will not occur for more than ***** in any ***** period.

4. Site Response Time. "Response time" means the total time to retrieve a given query from Old Glory's service, including DNS lookup, connect time, response time, and download time of the resulting pages. Average response time is defined to be the average of global round trip times as measured by the Keynote service.

5. Query Result Rendering. Old Glory shall use its best efforts so that performance will be between ***** for *****% of all queries, at a minimum, including inventory queries for multiple items.

6. Upgrades. Old Glory will perform all upgrades requiring system service downtime within the routine scheduled maintenance window set forth in
      Section 3 above, to the extent possible.


--------
      * In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.

                                  ATTACHMENT C


                                 SHIPPING TABLE


                               ARTISTDIRECT, INC.


  **This is a proposal of rates and charges subject to customer acceptance and approval by Airborne's Pricing department.**

 Rates and charges apply based on monthly domestic net freight revenue of *****
   subsequent to a ***** start-up period. ***** are guaranteed for ***** from implementation date based on customer's existing geographic shipment profile.

                               SECOND DAY SERVICE

Ltr         *****   *****   *****   *****   *****   *****   *****
(8oz)
----------------------------------------------------------------------------------------------------------------------------------
  Lbs.       2       3       4       5       6       7       8       Lbs.      2       3       4       5       6       7       8
----------------------------------------------------------------------------------------------------------------------------------
   1       *****   *****   *****   *****   *****   *****   *****      51     *****   *****   *****   *****   *****   *****   *****
   2       *****   *****   *****   *****   *****   *****   *****      52     *****   *****   *****   *****   *****   *****   *****
   3       *****   *****   *****   *****   *****   *****   *****      53     *****   *****   *****   *****   *****   *****   *****
   4       *****   *****   *****   *****   *****   *****   *****      54     *****   *****   *****   *****   *****   *****   *****
   5       *****   *****   *****   *****   *****   *****   *****      55     *****   *****   *****   *****   *****   *****   *****
   6       *****   *****   *****   *****   *****   *****   *****      56     *****   *****   *****   *****   *****   *****   *****
   7       *****   *****   *****   *****   *****   *****   *****      57     *****   *****   *****   *****   *****   *****   *****
   8       *****   *****   *****   *****   *****   *****   *****      58     *****   *****   *****   *****   *****   *****   *****
   9       *****   *****   *****   *****   *****   *****   *****      59     *****   *****   *****   *****   *****   *****   *****
   10      *****   *****   *****   *****   *****   *****   *****      60     *****   *****   *****   *****   *****   *****   *****
   11      *****   *****   *****   *****   *****   *****   *****      61     *****   *****   *****   *****   *****   *****   *****
   12      *****   *****   *****   *****   *****   *****   *****      62     *****   *****   *****   *****   *****   *****   *****
   13      *****   *****   *****   *****   *****   *****   *****      63     *****   *****   *****   *****   *****   *****   *****
   14      *****   *****   *****   *****   *****   *****   *****      64     *****   *****   *****   *****   *****   *****   *****
   15      *****   *****   *****   *****   *****   *****   *****      65     *****   *****   *****   *****   *****   *****   *****

--------
      * In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.

   16      *****   *****   *****   *****   *****   *****   *****      66     *****   *****   *****   *****   *****   *****   *****
   17      *****   *****   *****   *****   *****   *****   *****      67     *****   *****   *****   *****   *****   *****   *****
   18      *****   *****   *****   *****   *****   *****   *****      68     *****   *****   *****   *****   *****   *****   *****
   19      *****   *****   *****   *****   *****   *****   *****      69     *****   *****   *****   *****   *****   *****   *****
   20      *****   *****   *****   *****   *****   *****   *****      70     *****   *****   *****   *****   *****   *****   *****
   21      *****   *****   *****   *****   *****   *****   *****      71     *****   *****   *****   *****   *****   *****   *****
   22      *****   *****   *****   *****   *****   *****   *****      72     *****   *****   *****   *****   *****   *****   *****
   23      *****   *****   *****   *****   *****   *****   *****      73     *****   *****   *****   *****   *****   *****   *****
   24      *****   *****   *****   *****   *****   *****   *****      74     *****   *****   *****   *****   *****   *****   *****
   25      *****   *****   *****   *****   *****   *****   *****      75     *****   *****   *****   *****   *****   *****   *****
   26      *****   *****   *****   *****   *****   *****   *****      76     *****   *****   *****   *****   *****   *****   *****
   27      *****   *****   *****   *****   *****   *****   *****      77     *****   *****   *****   *****   *****   *****   *****
   28      *****   *****   *****   *****   *****   *****   *****      78     *****   *****   *****   *****   *****   *****   *****
   29      *****   *****   *****   *****   *****   *****   *****      79     *****   *****   *****   *****   *****   *****   *****
   30      *****   *****   *****   *****   *****   *****   *****      80     *****   *****   *****   *****   *****   *****   *****
   31      *****   *****   *****   *****   *****   *****   *****      81     *****   *****   *****   *****   *****   *****   *****
   32      *****   *****   *****   *****   *****   *****   *****      82     *****   *****   *****   *****   *****   *****   *****
   33      *****   *****   *****   *****   *****   *****   *****      83     *****   *****   *****   *****   *****   *****   *****
   34      *****   *****   *****   *****   *****   *****   *****      84     *****   *****   *****   *****   *****   *****   *****
   35      *****   *****   *****   *****   *****   *****   *****      85     *****   *****   *****   *****   *****   *****   *****
   36      *****   *****   *****   *****   *****   *****   *****      86     *****   *****   *****   *****   *****   *****   *****
   37      *****   *****   *****   *****   *****   *****   *****      87     *****   *****   *****   *****   *****   *****   *****
   38      *****   *****   *****   *****   *****   *****   *****      88     *****   *****   *****   *****   *****   *****   *****
   39      *****   *****   *****   *****   *****   *****   *****      89     *****   *****   *****   *****   *****   *****   *****
   40      *****   *****   *****   *****   *****   *****   *****      90     *****   *****   *****   *****   *****   *****   *****
   41      *****   *****   *****   *****   *****   *****   *****      91     *****   *****   *****   *****   *****   *****   *****
   42      *****   *****   *****   *****   *****   *****   *****      92     *****   *****   *****   *****   *****   *****   *****
   43      *****   *****   *****   *****   *****   *****   *****      93     *****   *****   *****   *****   *****   *****   *****
   44      *****   *****   *****   *****   *****   *****   *****      94     *****   *****   *****   *****   *****   *****   *****
   45      *****   *****   *****   *****   *****   *****   *****      95     *****   *****   *****   *****   *****   *****   *****
   46      *****   *****   *****   *****   *****   *****   *****      96     *****   *****   *****   *****   *****   *****   *****
   47      *****   *****   *****   *****   *****   *****   *****      97     *****   *****   *****   *****   *****   *****   *****
   48      *****   *****   *****   *****   *****   *****   *****      98     *****   *****   *****   *****   *****   *****   *****
   49      *****   *****   *****   *****   *****   *****   *****      99     *****   *****   *****   *****   *****   *****   *****
   50      *****   *****   *****   *****   *****   *****   *****   100/CWT   *****   *****   *****   *****   *****   *****   *****

Rates subject to change without notice and void if residential shipment exceed *****% of total shipments. Reselling is prohibited.

--------
      * In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.

                                  ARTISTDIRECT

  **This is a proposal of rates and charges subject to customer acceptance and approval by Airborne's Pricing department.**

Rates and charges apply based on monthly domestic net freight revenue of $*****
   subsequent to a ***** start-up period. ***** are guaranteed for ***** from implementation date based on customer's existing geographic shipment profile.

                             NEXT AFTERNOON SERVICE

Ltr         *****   *****   *****   *****   *****   *****   *****
(8oz)
----------------------------------------------------------------------------------------------------------------------------------
  Lbs.       2       3       4       5       6       7       8       Lbs.      2       3       4       5       6       7       8
----------------------------------------------------------------------------------------------------------------------------------
   1       *****   *****   *****   *****   *****   *****   *****      51     *****   *****   *****   *****   *****   *****   *****
   2       *****   *****   *****   *****   *****   *****   *****      52     *****   *****   *****   *****   *****   *****   *****
   3       *****   *****   *****   *****   *****   *****   *****      53     *****   *****   *****   *****   *****   *****   *****
   4       *****   *****   *****   *****   *****   *****   *****      54     *****   *****   *****   *****   *****   *****   *****
   5       *****   *****   *****   *****   *****   *****   *****      55     *****   *****   *****   *****   *****   *****   *****
   6       *****   *****   *****   *****   *****   *****   *****      56     *****   *****   *****   *****   *****   *****   *****
   7       *****   *****   *****   *****   *****   *****   *****      57     *****   *****   *****   *****   *****   *****   *****
   8       *****   *****   *****   *****   *****   *****   *****      58     *****   *****   *****   *****   *****   *****   *****
   9       *****   *****   *****   *****   *****   *****   *****      59     *****   *****   *****   *****   *****   *****   *****
   10      *****   *****   *****   *****   *****   *****   *****      60     *****   *****   *****   *****   *****   *****   *****
   11      *****   *****   *****   *****   *****   *****   *****      61     *****   *****   *****   *****   *****   *****   *****
   12      *****   *****   *****   *****   *****   *****   *****      62     *****   *****   *****   *****   *****   *****   *****
   13      *****   *****   *****   *****   *****   *****   *****      63     *****   *****   *****   *****   *****   *****   *****
   14      *****   *****   *****   *****   *****   *****   *****      64     *****   *****   *****   *****   *****   *****   *****
   15      *****   *****   *****   *****   *****   *****   *****      65     *****   *****   *****   *****   *****   *****   *****
   16      *****   *****   *****   *****   *****   *****   *****      66     *****   *****   *****   *****   *****   *****   *****
   17      *****   *****   *****   *****   *****   *****   *****      67     *****   *****   *****   *****   *****   *****   *****
   18      *****   *****   *****   *****   *****   *****   *****      68     *****   *****   *****   *****   *****   *****   *****
   19      *****   *****   *****   *****   *****   *****   *****      69     *****   *****   *****   *****   *****   *****   *****
   20      *****   *****   *****   *****   *****   *****   *****      70     *****   *****   *****   *****   *****   *****   *****
   21      *****   *****   *****   *****   *****   *****   *****      71     *****   *****   *****   *****   *****   *****   *****
   22      *****   *****   *****   *****   *****   *****   *****      72     *****   *****   *****   *****   *****   *****   *****
   23      *****   *****   *****   *****   *****   *****   *****      73     *****   *****   *****   *****   *****   *****   *****
   24      *****   *****   *****   *****   *****   *****   *****      74     *****   *****   *****   *****   *****   *****   *****

--------
      * In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.

   25      *****   *****   *****   *****   *****   *****   *****      75     *****   *****   *****   *****   *****   *****   *****
   26      *****   *****   *****   *****   *****   *****   *****      76     *****   *****   *****   *****   *****   *****   *****
   27      *****   *****   *****   *****   *****   *****   *****      77     *****   *****   *****   *****   *****   *****   *****
   28      *****   *****   *****   *****   *****   *****   *****      78     *****   *****   *****   *****   *****   *****   *****
   29      *****   *****   *****   *****   *****   *****   *****      79     *****   *****   *****   *****   *****   *****   *****
   30      *****   *****   *****   *****   *****   *****   *****      80     *****   *****   *****   *****   *****   *****   *****
   31      *****   *****   *****   *****   *****   *****   *****      81     *****   *****   *****   *****   *****   *****   *****
   32      *****   *****   *****   *****   *****   *****   *****      82     *****   *****   *****   *****   *****   *****   *****
   33      *****   *****   *****   *****   *****   *****   *****      83     *****   *****   *****   *****   *****   *****   *****
   34      *****   *****   *****   *****   *****   *****   *****      84     *****   *****   *****   *****   *****   *****   *****
   35      *****   *****   *****   *****   *****   *****   *****      85     *****   *****   *****   *****   *****   *****   *****
   36      *****   *****   *****   *****   *****   *****   *****      86     *****   *****   *****   *****   *****   *****   *****
   37      *****   *****   *****   *****   *****   *****   *****      87     *****   *****   *****   *****   *****   *****   *****
   38      *****   *****   *****   *****   *****   *****   *****      88     *****   *****   *****   *****   *****   *****   *****
   39      *****   *****   *****   *****   *****   *****   *****      89     *****   *****   *****   *****   *****   *****   *****
   40      *****   *****   *****   *****   *****   *****   *****      90     *****   *****   *****   *****   *****   *****   *****
   41      *****   *****   *****   *****   *****   *****   *****      91     *****   *****   *****   *****   *****   *****   *****
   42      *****   *****   *****   *****   *****   *****   *****      92     *****   *****   *****   *****   *****   *****   *****
   43      *****   *****   *****   *****   *****   *****   *****      93     *****   *****   *****   *****   *****   *****   *****
   44      *****   *****   *****   *****   *****   *****   *****      94     *****   *****   *****   *****   *****   *****   *****
   45      *****   *****   *****   *****   *****   *****   *****      95     *****   *****   *****   *****   *****   *****   *****
   46      *****   *****   *****   *****   *****   *****   *****      96     *****   *****   *****   *****   *****   *****   *****
   47      *****   *****   *****   *****   *****   *****   *****      97     *****   *****   *****   *****   *****   *****   *****
   48      *****   *****   *****   *****   *****   *****   *****      98     *****   *****   *****   *****   *****   *****   *****
   49      *****   *****   *****   *****   *****   *****   *****      99     *****   *****   *****   *****   *****   *****   *****
   50      *****   *****   *****   *****   *****   *****   *****   100/CWT   *****   *****   *****   *****   *****   *****   *****

Rates subject to change without notice and void if residential shipment exceed *****% of total shipments. Reselling is prohibited.

Recipient agrees not to disclose this information to any third party.


--------
      * In accordance with Rule 24b-2 under the Securities and Exchange Act of 1934, this confidential information has been omitted from this exhibit pursuant to a request for confidential treatment, and has been filed separately with the Securities and Exchange Commission.